UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 25, 2015

Cameron International Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13884	76-0451843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 West Loop South, Suite 1700,
Houston, Texas 77027
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (713) 513-3300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement

                On August 25, 2015, Cameron International Corporation, a Delaware corporation (the “Company”), Schlumberger Holdings Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Schlumberger (“Schlumberger US”), Rain Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Schlumberger US (“Merger Sub”), and Schlumberger Limited, a company organized under the laws of Curaçao and the indirect parent of Schlumberger US (“Schlumberger”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Schlumberger US will acquire the Company in a transaction in which Merger Sub will merge with and into the Company, with the Company as the surviving entity, and Schlumberger US acquiring all of the stock of the Company (the “Merger”).

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (other than (i) Company Common Stock held by the Company, Schlumberger or any of their respective direct or indirect wholly owned subsidiaries and (ii) Company Common Stock held by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Delaware law) will be converted into the right to receive (a) $14.44 in cash, without interest (the “Cash Consideration”), and (b) 0.716 shares of common stock, par value $0.01 per share, of Schlumberger (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”).

Consummation of the Merger is subject to customary conditions, including customary conditions relating to (i) the adoption of the Merger Agreement by holders of a majority of the outstanding shares of Company Common Stock entitled to vote on the Merger at a duly convened meeting (the “Company Stockholder Approval”) and (ii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of the approval of the European Commission under Council Regulation (EC) No. 139/2004 of 20 January 2004 and receipt of other required regulatory consents and approvals. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement contains customary representations and warranties of the Company, Schlumberger US, Merger Sub and Schlumberger. Additionally, the Merger Agreement contains customary pre-closing covenants, including covenants requiring each party (i) to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) to conduct its business in the ordinary course and (iii) to refrain from taking certain actions prior to the consummation of the Merger without the other party’s consent. The Merger Agreement also contains a “no shop” provision that restricts the Company’s ability to solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire the Company and the Company has agreed to certain restrictions on its ability to respond to such proposals.  In addition the Merger Agreement requires that the Company covenant to, subject to certain exceptions, recommend that the Company’s stockholders adopt the Merger Agreement.

Prior to obtaining the Company Stockholder Approval, the Company’s board of directors may, among other things, (i) withhold, withdraw, modify or qualify its recommendation that the Company’s stockholders adopt the Merger Agreement or approve, endorse or recommend any Acquisition Proposal (as defined in the Merger Agreement) or (ii) terminate the Merger Agreement to enter into an agreement providing for a Superior Proposal (as defined in the Merger Agreement), subject to complying with notice and other specified conditions, including giving Schlumberger the opportunity to propose revisions to the terms of the transactions contemplated by the Merger Agreement during a period following notice and the payment of the Termination Fee (as defined below) prior to or concurrently with such termination.

The Merger Agreement contains specified termination rights for the parties and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by the Company to enter into a definitive agreement for an acquisition proposal that constitutes a Superior Proposal (as defined in the Merger Agreement), the Company will be required to pay a termination fee equal to $321 million (such amount, the “Termination Fee”).  In addition, if the Merger Agreement is terminated, under certain circumstances, either party must reimburse the other party for their actual costs and expenses incurred in connection with the transactions contemplated by the Merger Agreement up to a maximum of $10 million (and any such reimbursement by the Company shall reduce on a dollar for dollar basis any Termination Fee that subsequently becomes payable by the Company).

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties thereto; may be subject to limitations agreed upon by such parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Item 5.03                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 25, 2015, the board of directors of the Company approved an amendment (the “Bylaw Amendment”) to the Bylaws of the Company (the “Bylaws”), which became effective immediately.  The Bylaw Amendment added a new Article X to the Bylaws which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be a state or federal court located within the State of Delaware.

The foregoing summary of the Bylaw Amendment is qualified in its entirety to the text of the Bylaw Amendment, which is attached hereto as Exhibit 3.1 and the terms of which are incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This document includes forward-looking statements made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Among other things, these forward-looking statements may include statements regarding the proposed merger between the Company and Schlumberger; our beliefs relating to value creation as a result of a potential combination with Schlumberger; the expected timetable for completing the transaction; benefits and synergies of the transaction; future opportunities for the combined company; and any other statements regarding the Company’s and Schlumberger’s future beliefs, expectations, plans, intentions, financial condition or performance.

The Company’s actual results may differ materially from those described in forward-looking statements. Such statements are based on current expectations of the Company’s performance and are subject to a variety of factors, some of which are not under the control of the Company, which can affect the Company’s results of operations, liquidity or financial condition. Such factors may include overall demand for, and pricing of, the Company’s products, particularly as affected by North American activity; the size and timing of orders; the Company’s ability to successfully execute the large subsea and drilling systems projects it has been awarded; the possibility of cancellations of orders; the Company’s ability to convert backlog into revenues on a timely and profitable basis; the impact of acquisitions the Company has made or may make; changes in the price of (and demand for) oil and gas in both domestic and international markets; raw material costs and availability; political and social issues affecting the countries in which the Company does business; fluctuations in currency markets worldwide; and variations in global economic activity. In particular, current and projected oil and gas prices historically have generally directly affected customers’ spending levels and their related purchases of the Company’s products and services. Additionally, changes in oil and gas price expectations may impact the Company’s financial results due to changes it may make in its cost structure, staffing or spending levels.  Other risks and uncertainties include the timing and likelihood of completion of the proposed merger between the Company and Schlumberger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction; the possibility that the Company’s stockholders may not approve the proposed merger; the possibility that the expected synergies and value creation from the proposed merger will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Schlumberger will not be integrated successfully; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed merger does not close, including due to the failure to satisfy the closing conditions; as well as more specific risks and uncertainties. Such other risks and uncertainties are discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K as well as on Schlumberger’s most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.  Because the information herein is based solely on data currently available, it is subject to change as a result of changes in conditions over which the Company has no control or influence, and should not therefore be viewed as assurance regarding the Company’s future performance. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

No Offer or Solicitation

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

The proposed transaction involving Schlumberger and the Company will be submitted to the Company’s stockholders for their consideration.  In connection with the proposed transaction, Schlumberger will prepare a registration statement on Form S-4 that will include a proxy statement/prospectus for the Company’s stockholders to be filed with the Securities and Exchange Commission (“SEC”), and the Company will mail the proxy statement/prospectus to its stockholders and both the Company and Schlumberger will file other documents regarding the proposed transaction with the SEC.  This communication is not intended to be, and is not, a substitute for such filings or for any other document that Schlumberger or the Company may file with the SEC in connection with the proposed transaction.  SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The registration statement, the proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed or furnished by Schlumberger or the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus from Schlumberger by going to its investor relations page on its corporate web site at www.slb.com and from the Company by going to its investor relations page on its corporate web site at www.c-a-m.com.

Participants in Solicitation

Schlumberger, the Company, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.  Information about Schlumberger’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on February 19, 2015 and information about the Company’s directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 27, 2015.  These documents are available free of charge from the sources indicated above, and from Schlumberger by going to its investor relations page on its corporate web site at www.slb.com and from the Company by going to its investor relations page on its corporate web site at www.c-a-m.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the registration statement, the proxy statement/prospectus and other relevant materials Schlumberger and the Company file with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 25, 2015, by and among Schlumberger Holdings Corporation, Rain Merger Sub LLC, Schlumberger Limited (Schlumberger N.V.) and Cameron International Corporation

3.1	Amendment to the Bylaws of Cameron International Corporation

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2015	CAMERON INTERNATIONAL CORPORATION

	By:	/s/ Grace B. Holmes
		Name:	Grace B. Holmes
		Title:	Vice President, Corporate Secretary & Chief Governance Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 25, 2015, by and among Schlumberger Holdings Corporation, Rain Merger Sub LLC, Schlumberger Limited (Schlumberger N.V.) and Cameron International Corporation

3.1	Amendment to the Bylaws of Cameron International Corporation